SUPPLEMENT TO PROSPECTUS
                               DATED JULY 16, 1997
                     FOR LIFE OF VIRGINIA SEPARATE ACCOUNT 4
                            EFFECTIVE AUGUST 1, 1997

                                Form P1140 10/90

This supplement shall replace the Supplement to Prospectus Dated May 1, 1997, for Life of Virginia Separate Account 4 for Policyowners in the State of Washington for policies issued on or after August 1, 1997. Please keep this Supplement with your prospectus dated May 1, 1997.

General Information

  Contributions and/or transfers to the Guarantee Account, as described below, become part of the General Account of Life of Virginia. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, (the "1933 Act"), and the General Account is not registered as an investment company under the Investment Company Act of 1940, (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are subject to the provisions of the 1933 Act or the 1940 Act, and the information in this supplement has not been reviewed by the staff of the Securities and Exchange Commission. Disclosure regarding the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Guarantee Account

  The Policyowner may allocate net premium payments to the Guarantee Account or transfer amounts between the Guarantee Account and the Investment Subdivisions of Account 4. Upon maturity or surrender of the policy, any amount in the Guarantee Account is added to the Account Value in Account 4, and, after deduction of any applicable surrender charge, is paid in a lump sum, or applied under an optional payment plan. (See Income Payments.) Amounts allocated or transferred to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation. This rate is guaranteed to be at least 4% per annum. A higher rate of interest may be credited, and Life of Virginia reserves the right to credit bonus interest to initial premium or additional premium allocated to a Guarantee Account participating in a Dollar-Cost Averaging program. Any interest credited in excess of the guaranteed interest rate of 4% per annum will be determined at the sole discretion of Life of Virginia. Life of Virginia has no obligation to credit interest in excess of the guaranteed minimum interest rate. With respect to each amount allocated, the interest rate in effect at the time of allocation will be credited for one year from that date, unless transferred out earlier pursuant to participation in or termination of a Dollar-Cost Averaging program. Each year for which a particular interest rate is guaranteed with respect to a particular allocation is the interest rate guarantee period. At the end of the interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for any remaining portion of that particular allocation.

Charges

  The Mortality and Expense Risk and Distribution Expense charges are not deducted from the Guarantee Account. Such charges are borne solely by Account 4. The annual policy maintenance charge will be deducted from the Guarantee Account if there is no account value in Account 4. If there is insufficient account value in Account 4 at the time the charge is deducted, the excess of the policy maintenance charge


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over the amount deducted from Account 4 will be deducted from the Guarantee
Account.  (See Policy Maintenance Charge.)

  Surrender charges apply to account values allocated to the General Account in the same manner in which these charges apply to account values allocated to Account 4.

Transfers

  The Policyowner may transfer amounts between the Guarantee Account and the available Investment Subdivisions of Account 4. Transfers will be effective on the date the Policyowner's transfer request is received by the company.

  With respect to transfers between the Guarantee Account and the available Investment Subdivisions of Account 4, the following restrictions may be imposed:

   Transfers from any particular allocation to the Guarantee Account to Investment Subdivisions of Account 4 may be made only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. Life of Virginia may limit the amount which may be transferred to the Investment Subdivisions. For any particular allocation to the Guarantee Account, the limited amount will not be less than (a) accrued interest on that allocation, plus (b) 25% of the original amount of that allocation.

   No transfers from any Investment Subdivision of Account 4 to the Guarantee Account may be made during the six month period following the transfer of any amount from the Guarantee Account to any Investment Subdivisions of Account 4.

In all other respects, the rules and charges applicable to transfers between the various Investment Subdivisions of Account 4 will apply to transfers involving the Guarantee Account.

Dollar-Cost Averaging

  For policies issued on or after November 14, 1994, as an alternative to the dollar-cost averaging program described in the Prospectus (see Dollar-Cost Averaging"), Policyowners may elect to have Life of Virginia automatically transfer specified amounts from the Guarantee Account to any available Investment Subdivision on a monthly or quarterly basis. To make the election, Policyowners must complete the Dollar-Cost Averaging section of the application or a Dollar-Cost Averaging Agreement. Money may be allocated to the Guarantee Account as an initial or additional premium or in the form of a transfer of Account Value from one or more Investment Subdivisions. Such allocations must comply with all applicable minimum amount and percentage requirements (see Purchasing the Policies and Allocation of Net Premium Payments) as well as the rules applicable to transfers to the Guarantee Account. Apart from automatic transfers under the Dollar-Cost Averaging Agreement, all rules regarding transfers from the Guarantee Account will apply.

  Policyowners may designate the amount of value under the Policy allocated to the Guarantee Account that is subject to the Dollar-Cost Averaging program. Life of Virginia reserves the right to limit the minimum amount of each automatic transfer to 10% per month of the amount so designated.

  Automatic transfers from the Guarantee Account, as described above, will be made on a first-in-first-out basis until the entire value of the designated amount in the Guarantee Account is depleted. Prior to that time, a Policyowner may discontinue such automatic transfers by sending Life of Virginia a written notice.


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Life of Virginia  reserves  the right to transfer  any  remaining  portion of an allocation used for Dollar-Cost Averaging to a Guarantee Account with a new one year interest rate guarantee period upon termination of the Dollar-Cost Averaging program for that allocation. Life of Virginia also reserves the right to discontinue or modify the alternative Dollar-Cost Averaging program at any time for any reason on 30 days written notice to the Policyowner.

Surrenders

  Surrenders may be made from the Guarantee Account in addition to Account 4, (see Distributions Under the Policy). If a partial surrender is requested, the Policyowner may specify the accounts from which the deduction should be made. If no Guarantee Account is specified, the amount of the partial surrender will be deducted first from the Investment Subdivisions of Account 4 on a pro-rata basis, in proportion to the Account Value in Account 4. Any amount remaining will be deducted from the Guarantee Account. Deductions from the Guarantee Account will be taken from the amounts, (including interest credited to such amounts), which have been in the Guarantee Account for the longest period of time.

Deferral of Payment

  Life of Virginia may defer payment of any amount from the Guarantee Account for up to six months. Payment will not be deferred if applicable law requires earlier payment, or if the amount payable is to be used to pay premiums on policies in force with Life of Virginia.

       THE GUARANTEE ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES OR MARKETS

                               Dated July 16, 1997
                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230



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